Exhibit 99.(17)

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.

PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE [1-888-221-0697]

OR LOG ON TO [WWW.PROXYWEB.COM]

[INSURANCE COMPANY NAME PRINTS HERE]

SP MID CAP GROWTH PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – March 25, 2010

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE SP MID CAP GROWTH PORTFOLIO OF THE FUND TO BE HELD ON MARCH 25, 2010 AT 10:00 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal.  If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Prospectus/Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally.  If only one signs, his or her signature will be binding.  If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :

To approve a Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Mid Cap Growth Portfolio (the “Target Portfolio”) and the SP Prudential U.S. Emerging Growth Portfolio (the “Acquiring Portfolio”) and the transactions contemplated thereby, including (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), all upon and subject to the terms of the Plan of Reorganization.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

SP MID CAP GROWTH PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders-March 25, 2010

Shareholder Voting Ballot

PROPOSAL 1:

To approve or disapprove a Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Mid Cap Growth Portfolio (the “Target Portfolio”) and the SP Prudential U.S. Emerging Growth Portfolio (the “Acquiring Portfolio”) and the transactions contemplated thereby, including (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), all upon and subject to the terms of the Plan of Reorganization.

RESOLVED, that the Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Mid Cap Growth Portfolio (the “Target Portfolio”) and the SP Prudential U.S. Emerging Growth Portfolio (the “Acquiring Portfolio”), that provides for (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), is hereby approved.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date: , 2010

Name of Shareholder

Signature of Shareholder

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO [WWW.PROXYWEB.COM]

[INSURANCE COMPANY NAME PRINTS HERE]

SP DAVIS VALUE PORTFOLIO

OF

 THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – March 25, 2010

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE SP DAVIS VALUE PORTFOLIO OF THE FUND TO BE HELD ON MARCH 25, 2010 AT 10:30 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal.  If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Prospectus/Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally.  If only one signs, his or her signature will be binding.  If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :

To approve a Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Davis Value Portfolio (the “Target Portfolio”) and the Value Portfolio (the “Acquiring Portfolio”) and the transactions contemplated thereby, including (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), all upon and subject to the terms of the Plan of Reorganization.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

SP DAVIS VALUE PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders-March 25, 2010

Shareholder Voting Ballot

PROPOSAL 1:

To approve or disapprove a Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Davis Value Portfolio (the “Target Portfolio”) and the Value Portfolio (the “Acquiring Portfolio”) and the transactions contemplated thereby, including (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), all upon and subject to the terms of the Plan of Reorganization.

RESOLVED, that the Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Davis Value Portfolio (the “Target Portfolio”) and the Value Portfolio (the “Acquiring Portfolio”), that provides for (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), is hereby approved.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date: , 2010

Name of Shareholder

Signature of Shareholder

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO [WWW.PROXYWEB.COM]

[INSURANCE COMPANY NAME PRINTS HERE]

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – March 25, 2010

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO OF THE FUND TO BE HELD ON MARCH 25, 2010 AT 11:00 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal.  If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Prospectus/Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally.  If only one signs, his or her signature will be binding.  If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :

To approve a Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Strategic Partners Focused Growth Portfolio (the “Target Portfolio”) and the Jennison Portfolio (the “Acquiring Portfolio”) and the transactions contemplated thereby, including (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), all upon and subject to the terms of the Plan of Reorganization.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders-March 25, 2010

Shareholder Voting Ballot

PROPOSAL 1:

To approve or disapprove a Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Strategic Partners Focused Growth Portfolio (the “Target Portfolio”) and the Jennison Portfolio (the “Acquiring Portfolio”) and the transactions contemplated thereby, including (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), all upon and subject to the terms of the Plan of Reorganization.

RESOLVED, that the Plan of Reorganization of The Prudential Series Fund (the “Plan of Reorganization”) on behalf of the SP Strategic Partners Focused Growth Portfolio (the “Target Portfolio”) and the Jennison Portfolio (the “Acquiring Portfolio”), that provides for (i) the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) , (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing (as defined in the Plan of Reorganization), is hereby approved.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date: , 2010

Name of Shareholder

Signature of Shareholder